The Lincoln National Life Insurance Company

Lincoln Life Flexible Premium Variable Life Account JF-C

of The Lincoln National Life Insurance Company

Supplement to Prospectus
for
Heritage Survivorship Variable Universal Life Insurance Policy
 February 5, 2009

The Board of Trustees of J. P. Morgan Series Trust II approved, subject to the approval of shareholders, a merger of the underlying fund portfolios listed below in which the sub-accounts of Lincoln Life Flexible Premium Variable Life Account JF-C available to you currently invest into compatible portfolios of JPMorgan Insurance Trust listed below.

Enclosed is a Prospectus/Proxy Statement for J. P. Morgan Series Trust II and JPMorgan Insurance Trust which describes in detail the proposed merger and summarizes the Board’s considerations in recommending that shareholders approve the merger.  The Prospectus/Proxy also contains information about the investment objectives, investment strategies, charges and expenses, and other important information about the new underlying funds.  Please read this information carefully.

Also enclosed is a voting instructions card and instructions on how to submit your voting instructions to the Company. The Company, as shareholder, will vote the shares corresponding to your policy values in accordance with your voting instructions. If the Company does not receive your voting instructions, it will vote your shares in the same proportion as it votes those shares for which it has received voting instructions from other variable contract owners.

SUB-ACCOUNT	CURRENT UNDERLYING FUND	NEW UNDERLYING FUND (IF MERGER IS APPROVED)
J. P. Morgan Bond	J. P. Morgan Series Trust II Bond Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
J. P. Morgan International Equity	J. P. Morgan Series Trust II International Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio
J. P. Morgan Small Company	J. P. Morgan Series Trust II Small Company Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (to be renamed JPMorgan Insurance Trust Small Cap Core Portfolio if the merger is approved)
J. P. Morgan U. S. Large Cap Core Equity	J. P. Morgan Series Trust II U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust Diversified Equity Portfolio (to be renamed JPMorgan Insurance Trust U.S. Equity Portfolio if the merger is approved)

Please retain this Prospectus Supplement for future reference.

333-144264